Supplement Dated June 10, 2021 to Your Prospectus Dated May 3, 2021

Issued by Talcott Resolution Life Insurance Company Separate Account Seven

Huntington Leaders Series I

This supplement updates certain information in your prospectus for insurance products issued by Talcott Resolution Life Insurance Company

In the section entitled “Fee Tables,” the following changes are made:

The table reflecting the minimum and maximum expenses total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract for Huntington Leaders is deleted and replaced with the following:

Huntington Leaders Series I	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.35%	2.18%

The Example table for Huntington Leaders is deleted and replaced with the following:
Huntington Leaders Series I:
(1)    If you Surrender your Contract at the end of the applicable time period:

1 year	$1,210
3 years	$2,339
5 years	$3,280
10 years	$5,607
(2)    If you annuitize at the end of the applicable time period:

1 year	$393
3 years	$1,532
5 years	$2,660
10 years	$5,425
(3)    If you do not Surrender your Contract:

1 year	$574
3 years	$1,714
5 years	$2,842
10 years	$5,607
This Supplement Should Be Retained With Your Prospectus for Future Reference
HV-7852